                                          Delaware
                                          Investments(SM)
                                          ---------------
STRUCTURED EQUITY PRODUCTS                A member of Lincoln Financial Group(R)







Semiannual Report 2003
--------------------------------------------------------------------------------
                  DELAWARE DIVERSIFIED GROWTH FUND















[Graphic Omitted: Logo] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

Letter to Shareholders                      1

Portfolio Management Review                 3

New at Delaware                             5

Performance Summary                         6

Financial Statements:

   Statement of Net Assets                  7

   Statement of Operations                 10

   Statements of Changes
     in Net Assets                         11

   Financial Highlights                    12

   Notes to Financial
     Statements                            16



Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2003 Delaware Distributors, L.P.

Delaware Investments
  POWERED BY RESEARCH

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o  Astute security selection is essential when seeking a performance advantage.

o  Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o  U.S. growth equity
o  U.S. value equity
o  U.S. fixed income
o  International and global
o  U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 185 seasoned investment professionals -- of whom 124 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                          Delaware Diversified Growth Fund
  TO SHAREHOLDERS                               April 10, 2003


Recap of Events
During the six months ended March 31, 2003, the tone of the market could best be described by one word: uncertainty. Cautious investors remained concerned about the military engagement in Iraq and ongoing threats of terrorism on American soil. The domestic economy remained sluggish as consumers and businesses alike focused on these geopolitical events and refrained from making the significant purchases that often help stimulate economic growth. Despite the uncertainty, many of the major equity indexes produced positive results during the period. The Standard & Poor's (S&P) 500 Index gained +5.01%, while the Dow Jones Industrial Average rose by +6.57%. The broader Nasdaq Composite Index increased +14.43% during the same period.

Many of the gains experienced in the market came during the fourth quarter of 2002. A rally among small- and mid-cap stocks contributed to a rebound that saw the Nasdaq Composite Index increase by +13.95% during the final three months of 2002. Once prospects for war became imminent, the cautious tone prevailed again and the major indexes traded flat to slightly negative during the first quarter of 2003. During the first quarter, the Dow Jones Industrial Average and the S&P 500 Index lost -3.64% and -3.15%, respectively, while the Nasdaq Composite Index made a slight gain of +0.42%.

During the period, companies often hesitated to reinvest in their own businesses and generally reduced their expenditures. Consumer confidence also declined as individuals grew increasingly apprehensive about their employment situations. For the economy to rebound, consumers must regain confidence about job security and feel more comfortable spending their hard-earned dollars. On a bright note, low mortgage rates have allowed homeowners to refinance their loans and have contributed to strength in the housing sector.

Delaware Diversified Growth Fund gained +5.29% (Class A shares at net asset value with distributions reinvested) during the six months ended March 31, 2003, just below the +6.01% earned by the benchmark Russell 1000 Growth Index, but besting the +3.56% return of the Lipper Large-Cap Growth Funds Average.

Market Outlook
Conclusion of the war in Iraq should reduce the uncertainty that persisted during the past six months. As time moves on, investors will be likely to once again focus on the domestic economy, the investment markets, and prospects for improving corporate earnings.

Total Return
For the period ended March 31, 2003                                  Six Months

Delaware Diversified Growth Fund - Class A Shares                      +5.29%
Russell 1000 Growth Index                                              +6.01%
Lipper Large-Cap Growth Funds Average (675 funds)                      +3.56%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The Russell 1000 Growth Index is an unmanaged composite that includes performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Average represents the average return of a peer group of large-cap growth mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

We believe that many positive signs exist that will contribute to further economic expansion. Oil prices have begun to stabilize and inflation expectations are muted. The Federal Reserve will likely keep interest rates at historically low levels in the short term to the benefit of new and existing homeowners through reduced mortgage expenses. We also believe that cheaper cost of capital may allow businesses to feel more comfortable reinvesting in infrastructure and technology.

We are encouraged by the positive returns in the equity market over the past six months and we believe the long-term economic outlook appears brighter than it has been in some time.

Thank you for your continued confidence in and your commitment to Delaware Investments.

Sincerely,

Jude T. Driscoll
--------------------------------------
Jude T. Driscoll
President and Chief Executive Officer,
Delaware Management Holdings, Inc.

David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                       Delaware Diversified Growth Fund
  MANAGEMENT REVIEW                             April 10, 2003


Fund Managers

J. Paul Dokas
Director of Research - Quantitative

Robert E. Ginsberg
Senior Equity Analyst

Christopher S. Adams
Senior Equity Analyst

The Fund's Results
Despite uncertainties that persisted at home and around the globe, the six-month period ended March 31, 2003 proved to be a positive one for growth stocks in general. During the fourth quarter of 2002, higher risk small- and mid-cap stocks led the upward movement. Many of these stocks had been out of favor over the previous several quarters and benefited from investors buying at depressed levels. Performance of higher quality, large-cap issues lagged behind smaller issues in that environment. By the first quarter of 2003, the situation reversed and large-cap issues fared better than their smaller counterparts. The higher-quality names began to show resilience, with investors often seeking industry leaders in the uncertain times of war.

Delaware Diversified Growth Fund returned +5.29% (Class A shares at net asset value with distributions reinvested) for the six months ended March 31, 2003. The Fund slightly trailed the Russell 1000 Growth Index, which gained +6.01% for the period. Because your Fund is comprised mainly of high quality large-cap growth issues, it did not take advantage of the strong fourth quarter that was driven by the lower quality small- and mid-cap stocks. However, during the second half of this period, the Fund outpaced its benchmark, with the large-cap industry leaders paving the way.

The management team of Delaware Diversified Growth Fund adheres to a bottom-up process of selecting stocks with attractive valuations, positive earnings outlooks, and excellent long-term growth potential. As part of the process, the Fund's portfolio is compared to its benchmark, the Russell 1000 Growth Index, and possesses similar characteristics in terms of market capitalization and sector weightings. The team's disciplined approach includes both quantitative and qualitative analyses. We believe this combination adds value and can allow us to provide competitive performance versus the benchmark index. Your Fund also achieves broad diversification. As of March 31, 2003, we held 124 stocks within the Fund.

Portfolio Highlights
The technology sector performed quite well during the six months ended March 31, 2003. Your Fund maintained a 16.83% weighting relative to total net assets within the computers and technology sector at period end, and benefited from positive movements in several technology positions during the six months. eBay continues to differentiate itself as an Internet player. The company is capturing more of the on-line auction space and is growing market share, as many of its competitors are unable to survive in the current environment. Though business fundamentals at eBay remain positive, we sold our position during the past quarter as our quantitative model signaled that it was no longer an attractive holding from a valuation standpoint.

Qualcomm is a telecommunications issue that continues to perform well for your Fund. The maker of wireless chips owns a number of intellectual property rights within its sector and has made significant inroads in international markets. The governments and businesses of countries with large population bases like India, South Korea, and China are adopting Qualcomm technologies as they role out wireless infrastructures. We also own software publisher Adobe Systems, which continues to grow earnings within a new product cycle while maintaining a low level of debt and a very strong balance sheet.

Within our consumer discretionary holdings, Staples and Best Buy have both taken advantage of weaker competition to grow their respective market positions. The companies have been opening new stores in better locations and upgrading inventories of higher quality products. Strong management teams have enabled these companies to maintain or raise their earnings in an environment where competitors have fallen behind.

Unfortunately, some of our holdings did not contribute positive fund performance as we had hoped over the past six months. Among defense stocks, General Dynamics looked promising on a valuation basis, but did not perform well. The company has stable cashflow, a quality management team, and is winning significant new government contracts. However, the company owns Gulf Stream, a maker of small corporate jets. That aspect of the business has suffered as the uncertain economic environment has resulted in less corporate travel. Moving forward, we believe travel budgets will increase as the economy rebounds from the current times of uncertainty.

Outlook
We believe that as the Iraqi war winds down, individuals and businesses will once again focus on the domestic economy. We believe consumers and businesses will start to take advantage of the low interest rates as opportunities arise. The Bush administration continues to push forward tax cuts which, if passed, could provide taxpayers with additional funds to redirect into the economy. Once these monetary and fiscal stimuli get traction, we believe the economy should be primed to rebound. With so much money on the sidelines, investors have shown signs that they may be inclined to rebalance into equities to take advantage of the next upward movement in the market.

Regardless of the times, your Fund remains focused on identifying companies with attractive valuations, sound business fundamentals, strong management teams, and excellent prospects for growth.

Top 10 Portfolio Holdings
As of March 31, 2003
                                                                    Percentage
Company                      Sector                                of Net Assets
--------------------------------------------------------------------------------
General Electric             Basic Industry/Capital Goods              6.31%
--------------------------------------------------------------------------------
Microsoft                    Computers & Technology                    5.72%
--------------------------------------------------------------------------------
Pfizer                       Pharmaceuticals                           5.26%
--------------------------------------------------------------------------------
Johnson & Johnson            Healthcare                                4.48%
--------------------------------------------------------------------------------
Intel                        Computers & Technology                    3.06%
--------------------------------------------------------------------------------
Wal-Mart Stores              Retail                                    2.80%
--------------------------------------------------------------------------------
Cisco Systems                Telecommunications                        2.51%
--------------------------------------------------------------------------------
Procter & Gamble             Consumer Products                         2.13%
--------------------------------------------------------------------------------
Merck & Co.                  Pharmaceuticals                           2.11%
--------------------------------------------------------------------------------
Amgen                        Pharmaceuticals                           2.03%
--------------------------------------------------------------------------------

New
  AT DELAWARE

--------------------------------------------------------------------------------
  Simplify your life.
      MANAGE YOUR INVESTMENTS                 [Graphic Omitted: edelivery Logo]
                       ONLINE!


Get Account Access, Delaware Investments' secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and the highest level of Web security available. You also get:

o  Hassle-Free Investing -- Make online purchases and redemptions at any time.

o Simplified Tax Processing -- Automatically retrieve your Delaware Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

o Less Mail Clutter -- Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Visit www.delawareinvestments.com, select individual investor, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday to assist with any questions.
--------------------------------------------------------------------------------

Delaware
  DIVERSIFIED GROWTH FUND

Fund Basics
As of March 31, 2003

--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks capital appreciation.

--------------------------------------------------------------------------------
Total Fund Net Assets:
$25.46 million

--------------------------------------------------------------------------------
Number of Holdings:
124

--------------------------------------------------------------------------------
Fund Start Date:
December 2, 1996

--------------------------------------------------------------------------------
Your Fund Managers:
J. Paul Dokas leads Delaware's Structured Products Team in the portfolio management of over $3 billion in assets. He was previously Director of Trust Investment Management at Bell Atlantic Corp. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA degree at the University of Maryland. He is a CFA charterholder and a member of AIMR, a member of the Society of Quantitative Analysts, and a Director of the Philadelphia Society of Financial Analysts.

Robert E. Ginsberg is a member of the portfolio construction group within Delaware Structured Products Team. Mr. Ginsberg graduated magna cum laude from the Wharton School of Business at the University of Pennsylvania with a degree in economics and a concentration in finance. He joined Delaware Investments in 1997 from Andersen Consulting, where he was a consultant working primarily with financial services companies. He is currently studying for an MBA at the Wharton School of the University of Pennsylvania. He is a CFA charterholder and a member of AIMR and the Philadelphia Society of Financial Analysts.

Christopher S. Adams is a member of the portfolio construction group within the Delaware Structured Products Team. He holds both bachelor's and master's degrees in history and economics from Oxford University, England and received his MBA with dual majors in finance and insurance/risk management from the Wharton School of the University of Pennsylvania. He joined Delaware in 1995 after several years' experience in the financial services industry in the U.S. and U.K. Mr. Adams is a CFA charterholder and a member of AIMR and the Philadelphia Society of Financial Analysts.

--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  DGDAX
Class B  DGDBX
Class C  DGDCX

Fund Performance
Average Annual Total Returns

Through March 31, 2003                          Lifetime   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 12/2/96)
Excluding Sales Charge                           -5.46%       -11.23%    -28.44%
Including Sales Charge                           -6.35%       -12.28%    -32.58%
--------------------------------------------------------------------------------
Class B (Est. 4/30/02)
Excluding Sales Charge                          -21.23%
Including Sales Charge                          -24.38%
--------------------------------------------------------------------------------
Class C (Est. 4/30/02)
Excluding Sales Charge                          -21.06%
Including Sales Charge                          -21.85%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime, five-year, and one-year periods ended March 31, 2003 for Delaware Diversified Growth Fund's Institutional Class shares were -5.44%, -11.20%, and -28.32%, respectively. Institutional Class shares were first made available on December 2, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Delaware Diversified Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Nasdaq Institutional Class symbol: DGDIX

Statement                                       Delaware Diversified Growth Fund
  OF NET ASSETS                                 March 31, 2003 (Unaudited)


                                               Number of         Market
                                                Shares           Value
--------------------------------------------------------------------------------
Common Stock - 99.85%
--------------------------------------------------------------------------------
Aerospace & Defense - 0.80%
  General Dynamics                                1,600       $    88,112
 +L-3 Communications                              2,900           116,493
                                                              -----------
                                                                  204,605
                                                              -----------
Automobiles & Automotive Parts - 0.24%
  +Gentex                                         2,400            61,056
                                                              -----------
                                                                   61,056
                                                              -----------
Banking, Finance & Insurance - 9.46%
  Aflac                                           3,400           108,970
  American Express                                6,300           209,349
  American International Group                    6,200           306,590
  Bank of New York                                5,100           104,550
  Bear Stearns                                    1,000            65,600
  Capital One Financial                           4,500           135,045
  Charles Schwab                                  8,500            61,370
  Citigroup                                       9,200           316,940
  Fannie Mae                                      4,100           267,935
  Fifth Third Bancorp                             1,000            50,140
  Freddie Mac                                     6,700           355,770
  Marsh & McLennan                                3,600           153,468
  MBNA                                            2,900            43,645
  Morgan Stanley                                  1,600            61,360
  Progressive                                     1,400            83,034
  Wells Fargo                                     1,900            85,481
                                                              -----------
                                                                2,409,247
                                                              -----------
Basic Industry/Capital Goods - 8.36%
  3M                                              1,800           234,054
  Danaher                                         1,800           118,368
  General Electric                               63,000         1,606,500
  Sigma-Aldrich                                   1,200            53,388
  United Technologies                             2,000           115,560
                                                              -----------
                                                                2,127,870
                                                              -----------
Building & Materials - 0.48%
  D.R. Horton                                     3,800            72,960
  KB Home                                         1,100            49,995
                                                              -----------
                                                                  122,955
                                                              -----------
Business Services - 0.47%
  Deluxe                                          3,000           120,390
                                                              -----------
                                                                  120,390
                                                              -----------
Cable, Media & Publishing - 3.73%
 +AOL Time Warner                                22,600           245,436
 +Clear Channel Communications                    3,900           132,288
 +Comcast - Class A                               2,900            82,911
 +General Motors - Class H                       10,700           119,840
 +USA Interactive                                 3,600            96,444
 +Viacom                                          7,500           273,900
                                                              -----------
                                                                  950,819
                                                              -----------

                                               Number of         Market
                                                Shares           Value
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Computers & Technology - 16.83%
  Adobe Systems                                   4,200       $   129,486
  Automatic Data Processing                       3,300           101,607
 +Dell Computer                                  16,500           450,615
  First Data                                      6,200           229,462
  Intel                                          47,800           778,184
  International Business Machines                 4,900           384,307
 +Intuit                                          3,700           137,640
 +Lexmark International                           1,700           113,815
  Microsoft                                      60,200         1,457,442
 +Oracle                                         30,800           334,149
 +Symantec                                        1,700            66,606
 +Veritas Software                                5,700           100,206
                                                              -----------
                                                                4,283,519
                                                              -----------
Consumer Products - 3.40%
  Colgate-Palmolive                               4,400           239,536
  Newell Rubbermaid                               2,900            82,215
  Procter & Gamble                                6,100           543,205
                                                              -----------
                                                                  864,956
                                                              -----------
Consumer Services - 0.42%
  H&R Block                                       2,500           106,725
                                                              -----------
                                                                  106,725
                                                              -----------
Energy - 1.24%
  Amerada Hess                                    1,700            75,242
  Anadarko Petroleum                              1,800            81,900
 +Noble                                           1,800            56,556
  Tidewater                                       1,600            45,952
 +Varco International                             3,000            54,930
                                                              -----------
                                                                  314,580
                                                              -----------
Environmental Services - 0.45%
  Waste Management                                5,400           114,372
                                                              -----------
                                                                  114,372
                                                              -----------
Food, Beverage & Tobacco - 6.19%
  Altria Group                                    7,200           215,712
  Anheuser-Busch                                  4,900           228,389
  Archer-Daniels-Midland                          5,200            56,160
  Coca-Cola                                       9,500           384,560
  Kellogg                                         3,200            98,080
  Kraft Foods - Class A                           4,200           118,440
  PepsiCo                                        11,900           476,000
                                                              -----------
                                                                1,577,341
                                                              -----------
Healthcare - 11.12%
 +Anthem                                          1,600           106,000
  Baxter International                            2,300            42,872
  Becton Dickinson & Co.                          2,400            82,656
  Biomet                                          4,400           134,860
  Cardinal Health                                 3,800           216,486
  CR Bard                                           900            56,754
 +Guidant                                         4,400           159,280
  HCA                                             4,000           165,440
  Johnson & Johnson                              19,700         1,140,039

Statement                                       Delaware Diversified Growth Fund
  OF NET ASSETS (CONTINUED)


                                               Number of        Market
                                                Shares          Value
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Healthcare (continued)
  McKesson                                        3,600       $    89,748
  Medtronic                                       4,700           212,064
 +Steris                                          3,100            81,096
 +Tenet Healthcare                                6,400           106,880
  UnitedHealth Group                              2,600           238,342
                                                               ----------
                                                                2,832,517
                                                               ----------
Leisure, Lodging & Entertainment - 1.06%
  Harley-Davidson                                 4,100           162,811
  Marriott International - Class A                1,900            60,439
  Walt Disney                                     2,700            45,954
                                                               ----------
                                                                  269,204
                                                               ----------
Paper & Forest Products - 0.29%
  Kimberly-Clark                                  1,600            72,736
                                                               ----------
                                                                   72,736
                                                               ----------
Pharmaceuticals - 16.18%
  Abbott Laboratories                            11,200           421,232
  Allergan                                        1,100            75,031
 +Amgen                                           9,004           518,180
  Eli Lilly                                       4,400           251,460
 +Forest Laboratories                             1,900           102,543
 +Genentech                                       3,700           129,537
 +Gilead Sciences                                 2,400           100,776
  Merck & Co.                                     9,800           536,844
  Pfizer                                         43,000         1,339,880
  Pharmacia                                       7,200           311,760
  Schering-Plough                                 8,100           144,423
  Wyeth                                           5,000           189,100
                                                               ----------
                                                                4,120,766
                                                               ----------
Retail - 9.60%
 +Amazon.com                                      4,000           104,120
  Applebee's International                        2,000            56,080
 +AutoZone                                        1,300            89,323
 +Bed Bath & Beyond                               3,700           127,798
 +Best Buy                                        4,400           118,668
  CVS                                             3,400            81,090
  Home Depot                                     19,500           475,020
 +Kohl's                                          3,700           209,346
  Lowe's                                          2,100            85,722
  Ross Stores                                     1,300            46,995
 +Staples                                         4,700            86,151
  Target                                          2,600            76,076
  Wal-Mart Stores                                13,700           712,811
  Walgreen                                        2,500            73,700
 +Yum! Brands                                     4,200           102,186
                                                               ----------
                                                                2,445,086
                                                               ----------
Semiconductors - 3.95%
 +Altera                                         10,300           139,462
 +Applied Materials                              15,300           192,474
 +Emulex                                          4,500            86,175
 +KLA-Tencor                                      1,500            53,913

                                               Number of        Market
                                                Shares          Value
--------------------------------------------------------------------------------
   Common Stock (continued)
--------------------------------------------------------------------------------
Semiconductors (continued)
  Linear Technology                               4,200       $   129,654
  Maxim Integrated Products                       1,400            50,568
  Microchip Technology                            6,000           119,400
  Texas Instruments                              14,300           234,091

                                                              -----------
                                                                1,005,737
                                                              -----------
Telecommunications - 4.35%
 +AT&T Wireless Services                         17,700           116,820
 +Cisco Systems                                  49,600           639,840
  Harris                                          1,600            44,432
  Qualcomm                                        7,000           252,420
 +Tellabs                                         9,500            55,005
                                                              -----------
                                                                1,108,517
                                                              -----------
Textiles, Apparel & Furniture - 0.77%
 +Coach                                           2,700           103,491
  Nike                                            1,800            92,556
                                                              -----------
                                                                  196,047
                                                              -----------
Transportation & Shipping - 0.46%
  FedEx                                           1,500            82,605
  United Parcel Service - Class B                   600            34,200
                                                              -----------
                                                                  116,805
                                                              -----------

Total Common Stock(cost $28,639,645)                           25,425,850
                                                              -----------

                                               Principal
                                                Amount
--------------------------------------------------------------------------------
Repurchase Agreements- 0.01%
--------------------------------------------------------------------------------
  With BNP Paribas 1.30% 4/1/03
    (dated 3/31/03, collateralized
    by $650 U.S. Treasury Notes
    6.785% due 5/15/06,
    market value $763)                             $748               748
  With J. P. Morgan Securities 1.23%
    4/1/03 (dated 3/31/03,
    collateralized by $470
    U.S. Treasury Notes 11.875%
    due 11/15/03, market value $517)                505               505
  With UBS Warburg 1.30% 4/1/03
    (dated 3/31/03, collateralized
    by $650 U.S. Treasury Notes
    7.00% due 7/15/06,
    market value $762)                              747               747
                                                              -----------
Total Repurchase Agreements
  (cost $2,000)                                                     2,000
                                                              -----------
Total Market Value of Securities - 99.86%
  (cost $28,641,645)                                           25,427,850

Receivables and Other Assets
  Net of Liabilities - 0.14%                                       35,612
                                                              -----------
Net Assets Applicable to 5,328,194
  Shares Outstanding - 100.00%                                $25,463,462
                                                              ===========

Statement                                       Delaware Diversified Growth Fund
  OF NET ASSETS (CONTINUED)



  Net Asset Value - Delaware Diversified Growth Fund
    Class A ($72,366 / 15,155 Shares)                               $4.78
                                                                    -----
  Net Asset Value - Delaware Diversified Growth Fund
    Class B ($13,889 / 2,921 Shares)                                $4.75
                                                                    -----
  Net Asset Value - Delaware Diversified Growth Fund
    Class C ($45,467 / 9,559 Shares)                                $4.76
                                                                    -----
  Net Asset Value - Delaware Diversified Growth Fund
    Institutional Class ($25,331,740 / 5,300,559 Shares)            $4.78
                                                                    -----

Components of Net Assets at March 31, 2003:
Shares of beneficial interest
   (unlimited authorization - no par)                         $35,224,009
Undistributed net investment income                                28,597
Accumulated net realized loss on investments                   (6,575,349)
Net unrealized depreciation of investments                     (3,213,795)
                                                              -----------
Total net assets                                              $25,463,462
                                                              ===========

+Non-income producing security for the period ended March 31, 2003.


Net Asset Value and Offering Price per Share -
  Delaware Diversified Growth Fund
Net asset value Class A (A)                                         $4.78
Sales charge (5.75% of offering price,
  or 6.07% of the amount invested per share) (B)                     0.29
                                                                    -----
Offering price                                                      $5.07
                                                                    =====


(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                                       Delaware Diversified Growth Fund
  OF OPERATIONS                      Six Months Ended March 31, 2003 (Unaudited)




Investment Income:
  Dividends                                                       $  129,945
  Interest                                                               747         $  130,692
                                                                  ----------         ----------


Expenses:
  Management fees                                                     70,461
  Registration fees                                                   16,478
  Dividend disbursing and transfer agent fees and expenses             7,414
  Accounting and administration expenses                               5,002
  Reports and statements to shareholders                               4,837
  Trustees' fees                                                       1,634
  Custodian fees                                                         909
  Professional fees                                                      809
  Distribution expenses - Class A                                         67
  Distribution expenses - Class B                                        103
  Distribution expenses - Class C                                        201
  Other                                                                  320
                                                                  ----------
                                                                                        108,235
  Less expenses absorbed or waived                                                      (26,611)
  Less waived distribution expenses - Class A                                               (11)
  Less expenses paid indirectly                                                            (260)
                                                                                     ----------
  Total expenses                                                                         81,353
                                                                                     ----------
Net Investment Income                                                                    49,339
                                                                                     ----------

Net Realized and Unrealized Gain (Loss) on Investments:
   Net realized loss on investments                                                  (1,094,852)
   Net change in unrealized appreciation of investments                               1,883,238
                                                                                     ----------
Net Realized and Unrealized Gain on Investments                                         788,386
                                                                                     ----------

Net Increase in Net Assets Resulting from Operations                                 $  837,725
                                                                                     ==========

See accompanying notes

Statements                                      Delaware Diversified Growth Fund
  OF CHANGES IN NET ASSETS



                                                                                 Six Months           Year
                                                                                    Ended             Ended
                                                                                   3/31/03           9/30/02
                                                                                 (Unaudited)
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                         $    49,339        $    15,861
  Net realized loss on investments                                               (1,094,852)        (3,613,082)
  Net change in unrealized appreciation (depreciation) of investments             1,883,238         (1,093,862)
                                                                                -----------        -----------
  Net increase (decrease) in net assets resulting from operations                   837,725         (4,691,083)
                                                                                -----------        -----------

Dividends and Distributions to Shareholders from:
  Net investment income:
  Institutional Class                                                               (36,603)                --
                                                                                -----------        -----------
                                                                                    (36,603)                --
                                                                                -----------        -----------

Capital Share Transactions:
  Proceeds from shares sold:
  Class A                                                                            52,540             12,500
  Class B                                                                             3,245             22,012
  Class C                                                                            47,465                  6
  Institutional Class                                                             8,921,420         12,899,568

  Net asset value of shares issued upon reinvestment of dividends and distributions:
  Institutional Class                                                                36,603                 --
                                                                                -----------        -----------
                                                                                  9,061,273         12,934,086
                                                                                -----------        -----------
  Cost of shares repurchased:
  Class A                                                                            (9,327)                --
  Class B                                                                            (8,381)                --
  Institutional Class                                                            (1,376,443)        (1,959,984)
                                                                                -----------        -----------

                                                                                 (1,394,151)        (1,959,984)
                                                                                -----------        -----------
Increase in net assets derived from capital share transactions                    7,667,122         10,974,102
                                                                                -----------        -----------
Net Increase in Net Assets                                                        8,468,244          6,283,019

Net Assets:
  Beginning of period                                                            16,995,218         10,712,199
                                                                                -----------        -----------
  End of period                                                                 $25,463,462        $16,995,218
                                                                                ===========        ===========

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Delaware Diversified Growth Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                                 Ended                            Year Ended
                                                               3/31/03(3)   9/30/02     9/30/01     9/30/00     9/30/99     9/30/98
                                                              (Unaudited)
Net asset value, beginning of period                             $ 4.540    $ 5.940     $12.350     $10.300     $ 8.990     $10.160

Income (loss) from investment operations:
Net investment income (loss)(1)                                    0.005         --      (0.013)     (0.032)      0.036       0.082
Net realized and unrealized gain (loss) on investments             0.235     (1.400)     (5.162)      2.544       1.354      (0.755)
                                                                 -------    -------     -------     -------     -------     -------
Total from investment operations                                   0.240     (1.400)     (5.175)      2.512       1.390      (0.673)
                                                                 -------    -------     -------     -------     -------     -------

Less dividends and distributions:
From net investment income                                            --         --          --      (0.012)     (0.080)     (0.076)
From net realized gain on investments                                 --         --      (1.165)     (0.450)         --      (0.421)
In excess of net realized gain on investments                         --         --      (0.070)         --          --          --
                                                                 -------    -------     -------     -------     -------     -------
Total dividends and distributions                                     --         --      (1.235)     (0.462)     (0.080)     (0.497)
                                                                 -------    -------     -------     -------     -------     -------

Net asset value, end of period                                   $ 4.780     $4.540     $ 5.940     $12.350     $10.300      $8.990
                                                                 =======    =======     =======     =======     =======     =======


Total return(2)                                                    5.29%    (23.57%)    (45.68%)     24.61%      15.52%      (6.91%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $72        $28         $26         $47         $10         $12
Ratio of expenses to average net assets                            1.00%      0.94%       0.75%       0.75%       0.75%       0.75%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                          1.30%      1.57%       1.12%       1.13%       1.28%       2.28%
Ratio of net investment income (loss) to average net assets        0.21%      0.00%      (0.17%)     (0.26%)      0.36%       0.83%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly        (0.09%)    (0.63%)     (0.54%)     (0.64%)     (0.17%)     (0.70%)
Portfolio turnover                                                   58%        67%         67%         91%        120%        163%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. The returns reflect a voluntary waiver and payment of fees by the manager and the distributor. Performance would have been lower had the expense limitation and waiver not been in effect.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Delaware Diversified Growth Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Period
                                                                                       Six Months              4/30/02(1)
                                                                                         Ended                    to
                                                                                       3/31/03(4)               9/30/02
                                                                                      (Unaudited)

Net asset value, beginning of period                                                    $ 4.540                 $ 6.030

Income (loss) from investment operations:
Net investment loss(2)                                                                   (0.013)                 (0.017)
Net realized and unrealized gain (loss) on investments                                    0.223                  (1.473)
                                                                                        -------                 -------
Total from investment operations                                                          0.210                  (1.490)
                                                                                        -------                 -------

Net asset value, end of period                                                          $ 4.750                 $ 4.540
                                                                                        =======                 =======

Total return(3)                                                                           4.63%                 (24.71%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                                     $14                     $19
Ratio of expenses to average net assets                                                   1.75%                   1.95%
Ratio of expenses to average net assets prior to expense limitation
   and expenses paid indirectly                                                           2.00%                   2.98%
Ratio of net investment loss to average net assets                                       (0.54%)                 (0.81%)
Ratio of net investment loss to average net assets prior to expense
   limitation and expenses paid indirectly                                               (0.79%)                 (1.84%)
Portfolio turnover                                                                          58%                     67%

(1) Date of initial public offering; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. The returns reflect a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Delaware Diversified Growth Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Six Months
                                                                                                Ended
                                                                                              3/31/03(3)
                                                                                             (Unaudited)

Net asset value, beginning of period                                                         $    4.540

Income (loss) from investment operations:
Net investment loss(1)                                                                           (0.013)
Net realized and unrealized gain on investments                                                   0.233
                                                                                             ----------
Total from investment operations                                                                  0.220
                                                                                             ----------

Net asset value, end of period                                                               $    4.760
                                                                                             ==========

Total return(2)                                                                                   4.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                                      $       45
Ratio of expenses to average net assets                                                           1.75%
Ratio of expenses to average net assets prior to expense limitation
   and expenses paid indirectly                                                                   2.00%
Ratio of net investment loss to average net assets                                               (0.54%)
Ratio of net investment loss to average net assets prior to expense
   limitation and expenses paid indirectly                                                       (0.79%)
Portfolio turnover                                                                                  58%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. The returns reflect a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

Shares of the Delaware Diversified Growth Fund Class C were initially offered on April 30, 2002. Prior to the six month period ended March 31, 2003, there was a balance of 1 share representing the initial seed purchase. Financial Highlights for the periods ended September 30, 2002 is not presented because management does not believe it to be meaningful.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Delaware Diversified Growth Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                                  Ended                     Year Ended
                                                               3/31/03(3)   9/30/02     9/30/01     9/30/00     9/30/99     9/30/98
                                                              (Unaudited)

Net asset value, beginning of period                             $ 4.550    $ 5.940     $12.350     $10.300     $ 8.990     $10.160

Income (loss) from investment operations:
Net investment income (loss)(1)                                    0.011      0.006      (0.013)     (0.032)      0.036       0.082
Net realized and unrealized gain (loss) on investments             0.228     (1.396)     (5.162)      2.544       1.354      (0.755)
                                                                 -------    -------     -------     -------     -------     -------
Total from investment operations                                   0.239     (1.390)     (5.175)      2.512       1.390      (0.673)
                                                                 -------    -------     -------     -------     -------     -------

Less dividends and distributions:
From net investment income                                        (0.009)        --          --      (0.012)     (0.080)     (0.076)
From net realized gain on investments                                 --         --      (1.165)     (0.450)         --      (0.421)
In excess of net realized gain on investments                         --         --      (0.070)         --          --          --
                                                                 -------    -------     -------     -------     -------     -------
Total dividends and distributions                                 (0.009)        --      (1.235)     (0.462)     (0.080)     (0.497)
                                                                 -------    -------     -------     -------     -------     -------

Net asset value, end of period                                   $ 4.780    $ 4.550     $ 5.940     $12.350     $10.300     $ 8.990
                                                                 =======    =======     =======     =======     =======     =======

Total return(2)                                                    5.24%    (23.40%)    (45.68%)     24.61%      15.52%      (6.91%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $25,332    $16,948     $10,686     $14,568     $10,886     $ 2,227
Ratio of expenses to average net assets                            0.75%      0.83%       0.75%       0.75%       0.75%       0.75%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                         1.00%      1.27%       0.82%       0.83%       0.98%       1.98%
Ratio of net investment income (loss) to average net assets        0.46%      0.11%      (0.17%)     (0.26%)      0.36%       0.83%
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expenses paid indirectly        0.21%     (0.33%)     (0.24%)     (0.34%)      0.13%      (0.40%)
Portfolio turnover                                                   58%        67%         67%         91%        120%        163%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. The returns reflect a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Notes                                           Delaware Diversified Growth Fund
  TO FINANCIAL STATEMENTS                       March 31, 2003 (Unaudited)


Delaware Group Equity Funds IV (the "Trust") is organized as a Delaware business trust, and offers two series: Delaware Diversified Growth Fund and Delaware Growth Opportunities Fund. These financial statements and related notes pertain to Delaware Diversified Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Prior to November 18, 2002, Class B shares were sold with a contingent deferred sales charge that declined from 5% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a deferred sales charge of 1%, if redeemed during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and the asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $260 for the period ended March 31, 2003. In addition, the Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the period ended March 31, 2003. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated at the rate of 0.65% on the first $500 million of the average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.75% of average daily net assets of the Fund.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has elected to waive its fees through November 30, 2003 in order to prevent distribution fees of Class A shares from exceeding 0.25% of average daily net assets. Prior to May 1, 2002, DDLP had elected to waive such fees of Class A shares. No distribution expenses are paid by the Institutional Class shares.

Notes                                           Delaware Diversified Growth Fund
  TO FINANCIAL STATEMENTS (CONTINUED)



2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
At March, 31, 2003, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                    $5,776
Dividend disbursing, transfer agent fees, accounting
   and other expenses payable to DSC                         2,607
Other expenses payable to DMC and affiliates                 1,990

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended March 31, 2003, the Fund made purchases of $13,914,773 and sales of $6,254,030 of investment securities other than short-term investments.

At March 31, 2003, the cost of investments for federal income tax purposes approximates the cost for book purposes. At March 31, 2003, the cost of investments was $28,641,645. At March 31, 2003, net unrealized depreciation was $3,213,795 of which $555,616 related to unrealized appreciation of investments and $3,769,411 related to unrealized depreciation of investments.

4. Dividend and Distributions
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended September 30, 2002 and 2001 was as follows:

                                            2002           2001
Ordinary income                       $       --        $1,337,727
Long-term capital gain                        --           124,302
                                      ----------        ----------
Total                                 $       --        $1,462,029
                                      ==========        ==========

As of September 30, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                       $ 27,556,887
Undistributed ordinary income                             15,861
Capital loss carryforwards                            (1,954,927)
Post-October losses                                   (2,770,342)
Unrealized depreciation of Investments                (5,852,261)
                                                    ------------
Net assets                                          $ 16,995,218
                                                    ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $18,245 expires in 2009 and $1,936,682 expires in 2010.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through September 30, 2002 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                          Six Months            Year
                                               Ended           Ended
                                             3/31/03         9/30/02
                                          (unaudited)
Shares sold:
   Class A                                    10,940           1,844
   Class B                                       674           4,122
   Class C                                     9,558               1
   Institutional Class                     1,856,581       2,224,290

Shares issued upon reinvestment
   of dividends and distributions:
   Institutional Class                         7,248              --
                                           ---------       ---------
                                           1,885,001       2,230,257
                                           ---------       ---------
Shares repurchased:
   Class A                                    (1,971)             --
   Class B                                    (1,875)             --
   Institutional Class                      (290,366)       (295,211)
                                           ---------       ---------
                                            (294,212)       (295,211)
                                           ---------       ---------
Net increase                               1,590,789       1,935,046
                                           =========       =========

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of March 31, 2003, or at any time during the period.

Delaware
Investments(SM)
---------------
A member of Lincoln Financial Group(R)


This semiannual report is for the information of Delaware Diversified Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Diversified Growth Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                             Affiliated Officers                           Contact Information

Walter P. Babich                              Jude T. Driscoll                              Investment Manager
Board Chairman                                President and Chief Executive Officer         Delaware Management Company
Citadel Construction Corporation              Delaware Management Holdings, Inc.            Philadelphia, PA
King of Prussia, PA                           Philadelphia, PA
                                                                                            International Affiliate
David K. Downes                               Richelle S. Maestro                           Delaware International Advisers Ltd.
President and Chief Executive Officer         Senior Vice President,                        London, England
Delaware Investments Family of Funds          General Counsel and Secretary
Philadelphia, PA                              Delaware Investments Family of Funds          National Distributor
                                              Philadelphia, PA                              Delaware Distributors, L.P.
John H. Durham                                                                              Philadelphia, PA
Private Investor                              Michael P. Bishof
Gwynedd Valley, PA                            Senior Vice President and Treasurer           Shareholder Servicing, Dividend
                                              Delaware Investments Family of Funds          Disbursing and Transfer Agent
John A. Fry                                   Philadelphia, PA                              Delaware Service Company, Inc.
President                                                                                   2005 Market Street
Franklin & Marshall College                                                                 Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                            For Shareholders
Anthony D. Knerr                                                                            800 523-1918
Managing Director
Anthony Knerr & Associates                                                                  For Securities Dealers and Financial
New York, NY                                                                                Institutions Representatives Only
                                                                                            800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                       Web site
National Gallery of Art                                                                     www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN


(7710)                                                        Printed in the USA
SA-133 [3/03] VGR 5/03                                                     J9149